Exhibit 10.20
SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT ("Amendment") is made and entered into as of this 16th day of January 2008, by and among Lightning Poker, Inc., a Pennsylvania corporation (the "Company") and The Co-Investment Fund II, L.P. (the "Lender").

WITNESSETH:

WHEREAS, the Company and the Lender have heretofore entered into a Loan Agreement dated as of January 31, 2007 (the "Loan Agreement") as amended by First Amendment to Loan Agreement dated as of April 12, 2007 (the "First Amendment"); (ii) a Security Agreement dated as of January 31, 2007 (the "Security Agreement"); (iii) an Intellectual Property Security Agreement for Patents and Trademarks dated as of January 31, 2007 (the "Intellectual Property Security Agreement for Patents and Trademarks"); and (iv) an Intellectual Property Security Agreement for Copyrights and Mask Works dated January 31, 2007 (the "Intellectual Property Security Agreement for Copyrights and Mask Works") (the Loan Agreement, Security Agreement, the Intellectual Property Security Agreement for Patents and Trademarks and the Intellectual Property Security Agreement for Copyrights and Mask Works are sometimes hereinafter referred to collectively as the "Loan Documents"); and

WHEREAS, the Company and the Lender desire to amend the Loan Agreement and the First Amendment as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, and intending to be legally bound hereby, the parties agree as follows:

1.	Defined Terms. All capitalized terms used in this Amendment and not defined herein shall have the meanings given to them in the Loan Agreement and the First Amendment.

2.
Amendment. The Loan Agreement, the First Amendment and the Promissory Notes that form part of the Exhibits thereto are hereby amended to extend the date upon which the Promissory Notes and accrued interest shall be deemed paid in full to June 27, 2010.

3.	Loan Documents. Except as expressly amended by the terms of this Amendment, all of the terms, conditions and provisions of the Loan Documents shall remain in full force and effect.

WITNESS the due execution of this Amendment as of the day and year first above written.

LIGHTNING POKER, INC. By: ______________________________ Title: _____________________________ CEO LENDER THE CO-INVESTMENT FUND II, L.P.

By: Co-Invest Management II, L.P. its general partner

By: Co-Invest Capital Partners, Inc. its general partner